Consolidated Statement of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Jul. 31, 2015	Jul. 31, 2014
Revenue	$ 20,772,028	$ 0
Cost of sales	17,781,011	0
Gross profit	2,991,017	0
Operating expenses:
Selling expenses	21,912	5,479
General and administrative expenses	1,216,041	745,127
Total operating expenses	1,237,953	750,606
Income (loss) from operations	1,753,064	(750,606)
Other (expense) income
Interest expense	(178,661)	(44,909)
Other expense	(90)	0
Exchange gain	(13)	389
Total other expense, net	(178,764)	(44,520)
Net income (loss) before taxes	1,574,300	(795,126)
Income tax benefit (expense)	(916,840)	113,932
Net income (loss) after taxes	657,460	(681,194)
Foreign currency translation adjustment	7,492	7,552
Comprehensive income (loss)	$ 664,952	$ (673,642)
Net earning (loss) per common share - basic and diluted	$ 0.00	$ 0.00
Weighted average number of common shares outstanding - basic and diluted	597,907,753	284,206,285